SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 18, 2001



                             UCAR INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                       1-13888                  06-1385548
     (State or Other           (Commission File Number)      (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



          3102 WEST END AVENUE, SUITE 1100, NASHVILLE, TENNESSEE 37203 (Address of Principal Executive Offices, Including Zip Code)



        Registrant's telephone number, including area code: 615-760-8227




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.    OTHER EVENTS.

                  The Registrant hereby incorporates by reference the contents of the press release of the Registrant dated July 18, 2001, filed herewith as
Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)      Exhibits.

                    99.1 Press Release of UCAR International Inc. dated July 18, 2001.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               UCAR INTERNATIONAL INC.



Date: July 18, 2001                      By: /s/ Corrado F. De Gasperis
                                             -----------------------------------
                                             Corrado F. De Gasperis
                                             Vice  President, Chief Financial
                                              Officer and Chief Information
                                               Officer




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                                  EXHIBIT INDEX

           99.1    Press Release of UCAR International Inc. dated July 18, 2001.